Exhibit 99.1

For Immediate Release

8x8 Signs Definitive Agreement to Acquire Assets From Quality Software Corporation to Bring Cloud-Native Suite of
Contact Center Quality Management Capabilities to the Enterprise

Poised To Disrupt the Quality Management Market Aimed At Traditional Contact Centers and Dynamic Lines-of-Business

SAN JOSE, Calif. -- June 4, 2015 -- 8x8, Inc. (NASDAQ:EGHT), a leading provider of cloud-based unified communications and contact center solutions, today announced the company has agreed to purchase certain assets of privately-held Quality Software Corporation (QSC), an innovative developer of cloud-native quality management capabilities and analytics, and two affiliated companies-including QSC's proprietary software and all associated intellectual property for $3 million in cash and $1.3 million in stock compensation. The stock portion will be paid out over four years assuming certain conditions are met. The transaction is subject to customary closing conditions and is expected to close this month.

QSC is one of the newest, most innovative players in the call center performance and analytics marketplace. Based in Delray Beach, Florida with a development center in Romania, QSC offers a modern, web-based solution for the cloud, with a powerful set of monitoring capabilities for high-touch interactions and a personalized customer experience-including call recording, screen capture, live monitoring, agent evaluations, speech transcription, reporting and detailed analytics. 8x8 plans to unveil a new cloud-based quality management product for its Virtual Contact Center solution by the end of 2015. As part of the transaction with QSC, 8x8 intends to hire QSC's Chief Executive Officer, Ryan Morrissey, as well as the company's development team in Romania. Morrissey will serve as 8x8's new Senior Director of Product Strategy, Cloud Quality Management Solutions, and be based at the company's headquarters in San Jose, California.

"8x8 is already the driving force behind the business communications market disruption, and with the QSC integration, we expect to lead the same level of disruption for quality management in the enterprise," said Vik Verma, Chief Executive Officer of 8x8. "Quality management and analytics are an integral part of our customer experience strategy and are already demanded by most larger contact centers today. With the agility of QSC's cloud solutions, these capabilities can be easily delivered to many other groups beyond the call center, adding value to key lines-of-business such as sales, help desks and other essential customer engagement functions throughout the enterprise."

"We are excited to be part of the 8x8 team as the company makes its push into the enterprise and continues to grow in the mid-market," said Ryan Morrissey, CEO at Quality Software Corporation. "Traditionally, the quality management market has been dominated by dated, on-premises solutions, so QSC's cloud-based innovations bring a new level of flexibility and ease of adoption. Together, we look forward to targeting broader market opportunities in the U.S. and internationally, as well as increasing our engineering capacity in Romania to support major quality management initiatives-with a keen focus on new workgroup and line-of-business solutions for the enterprise."

8x8 Completes DXI Acquisition

8x8 completed its previously announced acquisition of DXI Ltd on May 29, 2015. The aggregate purchase price for DXI was approximately $25.7 million, consisting of $22.6 million in cash and $3.1 million in the company's common stock (approximately 353,000 shares). The stock portion will be paid out over four years assuming certain conditions are met. 8x8 funded the aggregate cash purchase price from its cash and investments. DXI recognized approximately $12 million in revenue in the trailing 12 months ended March 31, 2015. The DXI integration brings an additional 81 employees to 8x8, based in London.

With the closing of both acquisitions, 8x8 believes that fiscal 2016 revenue will range from $202 million-$206 million, representing approximately 24% - 27% year-over-year growth, and that non-GAAP net income will be approximately 6% of revenue, at the lower end of previously disclosed guidance of 6% - 9%.

Members of 8x8's management team will deliver a series of presentations on the Company's vision, strategy, products, technology, market trends and financial goals today at its Analyst Day event beginning at 9:00 a.m. until 2:00 p.m. Pacific Time. A live audio webcast of the event and copy of the presentation will be accessible from the Investor Relations section of the company's website at http://investors.8x8.com.

About 8x8, Inc.

8x8, Inc. (NASDAQ:EGHT) is the trusted provider of secure and reliable enterprise cloud communications solutions to more than 40,000 businesses operating in over 40 countries across six continents. 8x8's out-of-the-box cloud solutions replace traditional on-premises PBX hardware and software-based systems with a flexible and scalable Software as a Service (SaaS) alternative, encompassing cloud business phone service, contact center solutions, and conferencing. For additional information, visit www.8x8.com, or www.8x8.com/UK or connect with 8x8 on Google+, Facebook, LinkedIn and Twitter.

Non-GAAP net income

We have defined non-GAAP net income as net income for GAAP before non-cash tax adjustments, stock-based compensation, amortization of acquired intangible assets, acquisition-related costs, gain on patent sale, gain on disposal of discontinued operations and management transition, loss contingency reserve, and gain on escrow settlement. We have excluded gain on patent sale, gain on disposal of discontinued operations, loss contingency reserve and gain on escrow settlement because we consider these to have been isolated transactions and believe these are not reflective of our ongoing operations, and this reduces comparability of periodic operating results when these are included. Non-cash tax adjustments represent the differences between the amount of taxes we expect to pay and our GAAP tax provision each period. We have excluded stock-based compensation expense because it relies on valuations based on future events, such as the market price of our common stock, that are difficult to predict and are affected by market factors that are largely not within the control of management. Amortization of acquired intangible assets is excluded because it is a non-cash expense that we do not consider part of ongoing operations when assessing our financial performance, as it relates to accounting for certain purchased assets. We have excluded acquisition-related expenses and management transition expenses because these expenses are difficult to predict and are often one-time. We define non-GAAP net income percentage of revenue as non-GAAP net income divided by revenue.

Forward Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. These statements include, without limitation, estimates for fiscal 2016 revenue and non-GAAP net income, as well as other information about future events based on current expectations, potential product development efforts, near and long-term objectives, potential new business, strategies, organization changes, changing markets, future business performance and outlook. Such statements are predictions only, and actual events or results could differ materially from those made in any forward-looking statements due to a number of risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, market acceptance of new or existing services and features, success of our efforts to target mid-market and larger distributed enterprises, changes in the competitive dynamics of the markets in which we compete, customer cancellations and rate of churn, impact of current economic climate and adverse credit markets on our target customers, our ability to scale our business, our reliance on infrastructure of third-party network services providers, risk of failure in our physical infrastructure, risk of failure of our software, our ability to maintain the compatibility of our software with third-party applications and mobile platforms, continued compliance with industry standards and regulatory requirements, risks relating to our strategies and objectives for future operations, including the execution of integration plans and realization of the expected benefits of our acquisitions, the amount and timing of costs associated with recruiting, training and integrating new employees, introduction and adoption of our cloud communications and collaboration services in markets outside of the United States, compliance with international regulations, and general economic conditions that could adversely affect our business and operating results. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's reports on Forms 10-K and 10-Q, as well as other reports that 8x8, Inc. files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and 8x8, Inc. undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

for 8x8, Inc.
Press Contact
Jodi Guilbault, 415-987-4970
jguilbault@comcast.net

or

Investor contact:
Joan Citelli, 408-654-0970
Joan.citelli@8x8.com